                                VOTING AGREEMENT


     This VOTING AGREEMENT, is dated as of July 8 2001, by and between divine, inc., a Delaware corporation ("Parent"), and Szlam Partners, L.P., a Georgia limited partnership, holder of shares of common stock ("Shareholder"), no par value ("Company Common Stock"), of eshare communications, Inc., a Georgia corporation ("Company").

     WHEREAS, in order to induce Parent and DES Acquisition Company, a Delaware corporation, to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), with Company, Parent has requested Shareholder and Shareholder has agreed, to enter into this Voting Agreement with respect to 10,745,969 shares of Company Common Stock beneficially owned by Shareholder, and any shares of Company Common Stock hereafter acquired by Shareholder or any affiliate of Shareholder upon the exercise of Company Options (collectively, the "Covered Shares").

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                       GRANT OF PROXY AND VOTING AGREEMENT

     SECTION 1.1. VOTING AGREEMENT. In the event that any shareholder action is to be taken at any time with respect to the approval and adoption of the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto or contemplated thereby (collectively, the "Transaction Documents"), whether by written consent, vote of the shareholders of the Company at a meeting or otherwise, Shareholder agrees to vote all of the Covered Shares in favor of the approval and adoption of the Transaction Documents. Shareholder hereby agrees that Shareholder will not vote any Covered Shares in favor of the approval of any (i) Company Acquisition Proposal, (ii) reorganization, recapitalization, liquidation or winding up of Company or any other extraordinary transaction involving Company, (iii) corporate action the consummation of which would frustrate the purposes of, or prevent or delay the consummation of the Merger or other transactions contemplated by the Transaction Documents or (iv) other matter relating to, or in connection with, any of the foregoing matters.

     SECTION 1.2. IRREVOCABLE PROXY. Shareholder hereby revokes any and all previous proxies granted with respect to the Covered Shares. By entering into this Voting Agreement, Shareholder hereby grants a proxy appointing Parent, and each duly elected officer thereof, as such Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder's name, to vote, express, consent or dissent, or otherwise to utilize such voting power as Parent or its proxy or substitute shall, in Parent's sole discretion, deem proper with respect to the Covered Shares to effect any action described in
Section 1.1 above, including, without limitation, the right to sign its name (as Shareholder) to any consent, certificate or other document relating to Company that the law of the State of Georgia may permit or require in furtherance of the approval and adoption of the Merger, the Merger Agreement, and the transactions contemplated thereby, or with respect to any other proposed Company Acquisition Proposal. Shareholder retains the right to vote or otherwise utilize its voting power for all purposes not inconsistent with this Section 1.2. The proxy granted by Shareholder pursuant to this Article I is irrevocable for the term of this Voting Agreement and is granted in consideration of Parent entering into this Voting Agreement, the Merger Agreement and the Stockholder Agreement, of even date herewith, by and among Parent, Shareholder and Aleksander Szlam, an individual resident of Georgia (the "Stockholder Agreement"), and incurring certain related fees and expenses.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

     Shareholder represents and warrants to Parent that:

     SECTION 2.1. AUTHORIZATION. This Voting Agreement has been duly executed and delivered by and the consummation of the transactions contemplated hereby are within the powers of Shareholder. If this Voting Agreement is being executed in a representative or fiduciary capacity, the person signing this Voting Agreement has full power and authority to enter into and perform this Voting Agreement. The obligations under this Voting Agreement constitute the legal, valid and binding obligations of Shareholder.

     SECTION 2.2. NON-CONTREVENTION. The execution, delivery and, subject to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and securities laws, as applicable, performance by Shareholder of this Voting Agreement, do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any person under, constitute a default under or give rise to any right of termination, cancellation or acceleration under any provision of any agreement or other instrument binding on Shareholder or (iii) result in the imposition of any Encumbrance on the Covered Shares.

     SECTION 2.3. OWNERSHIP OF COVERED SHARES. Shareholder is the record and beneficial owner of the Covered Shares, free and clear of any Encumbrance and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Covered Shares) other than restrictions under the Securities Act of 1933, as amended. None of the Covered Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of the Covered Shares. Shareholder possesses the sole and exclusive right to vote all of the Covered Shares in any vote of the shareholders of the Company.

     SECTION 2.4. TOTAL SHARES. Except for an aggregate of 11,143,395 shares of Company Common Stock, Shareholder does not beneficially own any (i) shares of capital stock or voting securities of Company, (ii) securities of Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Company. If Shareholder acquires any additional shares after the date hereof, Shareholder will notify Parent in writing within two business days of such acquisition, but in any event prior to the date of the shareholder meeting of the Company.


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

                                  ARTICLE III

                            COVENANTS OF SHAREHOLDER


     Shareholder hereby covenants and agrees that:

     SECTION 3.1. NO PROXIES FOR OR ENCUMBRANCES ON COVERED SHARES. Except pursuant to the terms of this Voting Agreement or the Stockholder Agreement, Shareholder shall not, without prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares with respect to any matter described in Section 1.1 of this Voting Agreement or (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Covered Shares during the term of this Voting Agreement other than pursuant to the Merger, the Stockholder Agreement or the Transaction Documents. Shareholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance of other disposition or any such contract, option or other arrangement or understanding and agrees to notify Parent promptly, and to provide all details required by Parent, if Shareholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

     SECTION 3.2. APPRAISAL RIGHTS. Shareholder agrees not to exercise any rights (including, without limitation, under Section 14-2-1302 of the Georgia Business Corporation Code) to demand appraisal of any Covered Shares which may arise with respect to the Merger.

     SECTION 3.3. LEGEND OF COVERED SHARES. Shareholder agrees that, within five business days of the date of this Voting Agreement, the following legend shall be placed on the certificates representing the Covered Shares:

          "THE VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN TERMS AND CONDITIONS SET FORTH IN A VOTING AGREEMENT BETWEEN DIVINE, INC. AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

                                   ARTICLE IV


                    REPRESENTATIONS AND WARRANTIES OF PARENT

     Parent represents and warrants to Shareholder that:

     SECTION 4.1. AUTHORIZATION. This Voting Agreement has been duly executed and delivered by, and the consummation of the transactions contemplated hereby are within the powers of Parent. If this Voting Agreement is being executed in a representative or fiduciary capacity, the person signing this Voting Agreement has full power and authority to enter and perform this Voting Agreement. The obligations under this Voting Agreement constitute the legal, valid and binding obligations of Parent.

     SECTION 4.2. NON-CONTRAVENTION. The execution, delivery and, subject to compliance with the HSR Act and securities laws, as applicable, performance by Parent of this Voting Agreement, do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, or (ii) require any consent or other action by any person under, constitute a default under or give rise to any right of termination, cancellation or acceleration under any provision of any agreement or other instrument binding on Parent.

                                   ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1. TERMINATION. This Voting Agreement shall terminate and be of no further force or effect upon the termination of the Merger Agreement in accordance with its terms.

     SECTION 5.2. FURTHER ASSURANCES. Parent and Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Voting Agreement.

     SECTION 5.3. AMENDMENTS. Any provision of this Voting Agreement may be amended or waived if, but only if, such amendment or waiver in writing is signed, in the case of an amendment, by each party to this Voting Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

     SECTION 5.4. DUTIES AS DIRECTOR. Nothing contained in this Voting Agreement shall be deemed to restrict Shareholder from taking actions in his capacity as a director of the Company as may be permitted under the Merger Agreement.

     SECTION 5.5. EXPENSES. All costs and expenses incurred in connection with this Voting Agreement shall be paid by the party incurring such cost or expense.

     SECTION 5.6. PARTIES IN INTEREST; SUCCESSORS AND ASSIGNS. The provisions of this Voting Agreement shall be binding upon, inure to the benefit of, and be enforceable by, each party hereto and their respective heirs, beneficiaries, executors, representatives, successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Voting Agreement without the consent of the other party hereto, except that Parent may transfer or assign its rights and obligations to any affiliate of Parent. Nothing in this Voting Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Voting Agreement.

     SECTION 5.7. GOVERNING LAW. This Voting Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.


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     SECTION 5.8. CONSENT TO JURISDICTION. Each of Parent and Shareholder hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Voting Agreement or any other instrument, document or agreement executed or delivered in connection herewith and the transactions contemplated hereby and thereby, whether arising in contract, tort, equity or otherwise, to the exclusive jurisdiction of any state or federal court located in the State of Delaware and waives any and all objections to jurisdiction that it may have under the laws of the United States or of any state. Each of Parent and Shareholder waives any objection that it may have (including, without limitation, any objection of the laying of venue or based on FORUM NON CONVENIENS) to the location of the court in any proceeding commenced in accordance with this Section 5.8.

     SECTION 5.9. COUNTERPARTS; EFFECTIVENESS. This Voting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments. This Voting Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

     SECTION 5.10. SEVERABILITY. If any term, provision or covenant of this Voting Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Voting Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     SECTION 5.11. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Voting Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity without the posting of a bond or other security.

     SECTION 5.12. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

     SECTION 5.13. NO STRICT CONSTRUCTION. The language used in this Voting Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any person hereto.


                                [END OF DOCUMENT;
                             SIGNATURE PAGE FOLLOWS]



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     IN WITNESS WHEREOF, the parties hereto have cause this Voting Agreement to be duly executed as of the day and year first above written.


                                       divine, inc.


                                      By:      /s/ Jude Sullivan
                                          -------------------------------------

                                      Name:        Jude Sullivan
                                          -------------------------------------

                                      Its:      Senior Vice-President
                                          -------------------------------------


                                       Szlam Partners, L.P.

                                       By:  Szlam Management Company, LLC
                                       Its:  General Partner


                                       By:      /s/ Aleksander Szlam
                                           ------------------------------------

                                       Name:        Aleksander Szlam
                                           ------------------------------------

                                       Title:        Managing Member
                                           ------------------------------------





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